UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006
PULTE HOMES, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. REGULATION FD DISCLOSURE
     On February 21, 2006, Pulte Homes, Inc. held an investor conference to discuss the Company’s business opportunities. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this item. The Company will also post the investor presentation on its website, www.pulte.com, until March 31, 2006.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1      Pulte Homes, Inc. 2006 Investor Conference presentation materials
The information in Item 7.01 of this Current Report on Form 8-K, including the investor presentation incorporated in such Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Exchange Act of 1933, except as expressly set forth by specific reference in such filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: February 21, 2006	By:	Steven M. Cook
		Name:	Steven M. Cook
		Title:	Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Pulte Homes, Inc. 2006 Investor Conference presentation materials